UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 5, 2017

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-07784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Qwest Corporation

(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices of each Registrant)	(Zip Code of each Registrant)

(318) 388-9000

(Telephone number, including area code, of each Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of either registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As described in a Current Report on Form 8-K of CenturyLink, Inc. (“CenturyLink”) and its indirect wholly-owned subsidiary Qwest Corporation (“QC”) filed on April 27, 2017 (the “Prior 8-K”), QC sold on such date $575 million aggregate principal amount of its unsecured 6.75% Notes due 2057 (the “6.75% Notes”). On May 5, 2017, QC sold an additional $85 million aggregate principal amount of its 6.75% Notes (the “Option Securities”) in connection with the partial exercise of the over-allotment option granted to the underwriters of the 6.75% Notes pursuant to the underwriting agreement described below.

The Option Securities (i) were sold on the same terms as the 6.75% Notes sold on April 27, 2017 (the “Initial Securities”), (ii) were sold pursuant to an underwriting agreement, dated April 18, 2017 (the “Underwriting Agreement”), among QC and the underwriters named therein and a related price determination agreement, dated April 18, 2017, among the same parties (the “Price Determination Agreement”), (iii) were registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 filed by CenturyLink and QC with the Securities and Exchange Commission on March 2, 2015, as supplemented by a prospectus supplement dated April 18, 2017 (together, the “Registration Statement”), (iv) were issued pursuant to an indenture dated as of October 15, 1999 between QC and Bank of New York Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association), as amended and supplemented through the date hereof, including by the Seventeenth Supplemental Indenture dated as of April 27, 2017 between QC and U.S. Bank National Association, as trustee (the “Supplemental Indenture”), and (v) are listed for trading on the New York Stock Exchange.

QC intends to use all of the approximately $82 million of anticipated net proceeds from the sale of the Option Securities, coupled with a portion of the net proceeds from the sale of the Initial Securities and available cash or intercompany borrowings, to redeem a portion of the remaining (following an earlier partial redemption) $288.5 million aggregate principal amount of its outstanding 7.50% Notes due 2051, including accrued and unpaid interest on such redeemed notes, as further described in the Prior 8-K.

The above descriptions are qualified in their entirety by reference to the Underwriting Agreement, the Price Determination Agreement, the Supplemental Indenture, the form of the 6.75% Notes, and each of the other documents filed as exhibits hereto, all of which are incorporated by reference into this current report on Form 8-K and the Registration Statement.

For additional information about the sale of the 6.75% Notes, the Underwriting Agreement and certain of the documents filed as exhibits to this current report on Form 8-K, please see the Prior 8-K, which is incorporated by reference into this current report on Form 8-K.

Forward Looking Statements

This report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink and QC. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to changes in QC’s cash requirements or financial position; unanticipated delays in listing the Option Securities for trading; unanticipated delays in redeeming our outstanding debt securities as described above; changes in general market, economic, tax, regulatory or industry conditions; and other risks referenced from time to time in CenturyLink’s or QC’s filings with the Securities and Exchange Commission. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink or QC to identify all such factors, nor can CenturyLink or QC predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any of their forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Neither CenturyLink nor QC undertakes any obligation to publicly update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Qwest Corporation have duly caused this current report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, Chief
Administrative Officer, General
Counsel and Secretary

Qwest Corporation

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Dated: May 5, 2017

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 18, 2017, between Qwest Corporation and the underwriters named therein (incorporated by reference to Exhibit 1.1 to Qwest Corporation’s Form 8-K filed April 27, 2017, File No. 001-03040).

1.2	Price Determination Agreement, dated April 18, 2017, between Qwest Corporation and the underwriters named therein (incorporated by reference to Exhibit 1.2 to Qwest Corporation’s Form 8-K filed April 27, 2017, File No. 001-03040).

4.1	Indenture, dated October 15, 1999, by and between Qwest Corporation (formerly named U.S. WEST Communications, Inc.) and Bank of New York Trust Company, National Association (successor-in-interest to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association), as Trustee (incorporated by reference to Exhibit 4(b) to Qwest Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999, File No. 001-03040), as amended and supplemented by the First Supplemental Indenture, dated August 19, 2004, between Qwest Corporation and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.22 to Qwest Communications International Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, File No. 001-15577).

4.2	Seventeenth Supplemental Indenture, dated as of April 27, 2017, between Qwest Corporation and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.18 to Qwest Corporation’s Form 8-A filed April 27, 2017, File No. 001-03040).

4.3	Form of Qwest Corporation 6.75% Notes due 2057 (included in Exhibit 4.2).

5.1*	Opinion of Arthur J. Saltarelli, Senior Associate General Counsel of CenturyLink, Inc., with respect to the Option Securities.

23.1	Consent of Arthur J. Saltarelli (included in Exhibit 5.1).

*	Filed herewith.